EXHIBIT 99.1 MariaDB Files Second Quarter Fiscal 2024 Financial Results REDWOOD CITY, Calif., and DUBLIN – May 15, 2024 – MariaDB plc (NYSE:MRDB) today filed its financial results for the second quarter of fiscal year 2024, which ended March 31, 2024. “Annual Recurring Revenue (ARR) is up 11.9% year-over-year in the second quarter of fiscal year 2024 coupled with a 97% improvement in Adjusted EBITDA loss of $378 thousand versus the prior fiscal year second quarter loss of $12.6 million,” said Paul O’Brien, CEO at MariaDB plc. “In six months, we have demonstrated our ability to quickly turn our financial story around and are optimistic about the future performance of the business.” The Net Loss for the second quarter was $3.5 million, an improvement of $8.4 million as compared to a Net Loss of $11.9 million in the prior period. The financial results can be found in the Quarterly Report Form 10-Q, which is available on the Securities & Exchange Commission’s (SEC’s) website at https://www.sec.gov and on MariaDB’s Investor Relations website at https://investors.mariadb.com under Financials. About MariaDB MariaDB is a new generation database company whose products are used by companies big and small, reaching more than a billion users through Linux distributions and have been downloaded over one billion times. Deployed in minutes and maintained with ease, leveraging cloud automation, MariaDB database products are engineered to support any workload, any cloud and any scale – all while saving up to 90% of proprietary database costs. Trusted by organizations such as Bandwidth, DigiCert, InfoArmor, Oppenheimer and Samsung, MariaDB’s software is the backbone of critical services that people rely on every day. For more information, please visit mariadb.com. Responsibility Statement The directors of the Company accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of the directors (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement is in accordance with the facts and does not omit anything likely to affect the import of such information. Key Business Metrics We review a number of operating and financial metrics, including Annual Recurring Revenue ("ARR"), to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans and make strategic decisions.

We view ARR as an important indicator of our financial performance and operating results given the renewable nature of our business. ARR does not have a standardized meaning and is therefore unlikely to be comparable to similarly titled metrics presented by other companies. We define ARR as the annualized revenue for our subscription customers, excluding revenue from nonrecurring contract services (e.g., time and material consulting services). For our annual subscription customers, we calculate ARR as the annualized value of their subscription contracts as of the measurement date, assuming any contract that expires during the next 12 months is renewed on its existing terms (including contracts for which we are negotiating a renewal). In the event that we are still negotiating a renewal with a customer after the expiration of their subscription, we continue to include that revenue in ARR for a maximum period of 30 days after the subscription end date. Our calculation of ARR is not adjusted for the impact of any known or projected events that may cause any such contract not to be renewed on its existing terms. Consequently, our ARR may fluctuate within each quarter and from quarter to quarter. This metric should be viewed independently of U.S. GAAP revenue and does not represent U.S. GAAP revenue on an annualized basis, as it is an operating metric that can be impacted by contract start and end dates and renewal rates. ARR is not intended to be a replacement for or forecast of revenue. We define Adjusted EBITDA as net loss before (1) interest expense, (2) income tax expense or benefit, (3) depreciation and amortization, (4) stock-based compensation, (5) change in fair value of warrant liabilities, (6) other income (expense), net, (7) net costs associated with discontinued products pursuant to the Company's October 2023 restructuring plan, and any other one-time non-recurring transaction amounts impacting the statement of operations during the relevant period. We believe that Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across periods. Our management uses Adjusted EBITDA to assess our operating performance and to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that Adjusted EBITDA, when considered together with our GAAP financial results, provides meaningful supplemental information regarding our operating performance by excluding certain items that may not be indicative of our business, results of operations or outlook, such as the impact of our capital structure (primarily interest charges) and asset base (primarily depreciation and amortization), items outside the control of the management team (taxes), expenses that do not relate to our core operations, and other non-cash items, including stock-based compensation, unrealized gains and losses related to foreign currency translation (included in other income (expense), net), and change in fair value of warrant liabilities. We consider Adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business and our historical operating performance on a more consistent basis. Adjusted EBITDA Margin means Adjusted EBITDA as a percentage of revenue determined in accordance with GAAP. We calculate Adjusted EBITDA Margin by dividing Adjusted EBITDA by total GAAP revenue. We believe that Adjusted EBITDA Margin helps us to better understand MariaDB’s normalized operating performance (excluding certain non-indicative items) in the context of GAAP revenue providing management with important supplemental information in understanding business efficiency and trends. Our calculation of Adjusted EBITDA and Adjusted EBITDA Margin may differ from how other companies, including companies in our industry, calculate these or similarly titled non-GAAP measures, which could reduce the usefulness of these measures as tools for comparison. Because of these limitations, when evaluating our performance, you should consider Adjusted EBITDA and Adjusted EBITDA Margin alongside other financial performance measures, including our net loss and other GAAP results. Forward-Looking Statements This report includes expectations, beliefs, projections, estimates, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts and that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements may appear throughout this report, including, but not limited to, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. The forward-looking statements included in this report include statements regarding our future financial position and operating results, as well as our strategy, future operations, prospects, plans and objectives of management. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “projects,” “anticipates,” or the negative version of these words or other comparable words or phrases.

These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions, strategies, and plans regarding future events and performance and are based on currently available information as to the outcome and timing of future events and performance. We caution you that these forward-looking statements are subject to risks and uncertainties (including those described in our filings with the Securities and Exchange Commission, including the 10-Q filing for the second quarter of the 2024 financial year), most of which are difficult to predict and many of which are beyond our control, incident to our operations. These forward-looking statements are based on information available as of the date of this report. While our management believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. Current expectations, forecasts and assumptions involve a number of risks and uncertainties. Accordingly, forward-looking statements in this report should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Source: MariaDB #earn-news Investors: ir@mariadb.com Media: pr@mariadb.com